UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

June 3, 2011

Rambus Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-22339	94-3112828
(State or other jurisdiction of incorporation)	(Commission File Number)	(I. R. S. Employer Identification No.)

1050 Enterprise Way, Suite 700, Sunnyvale, California 94089
(Address of principal executive offices, including ZIP code)

(408) 462-8000
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 2.01 – Completion of Acquisition or Disposition of Assets

This amendment is being filed to amend and supplement Item 9.01 of the Current Report on Form 8-K filed by Rambus Inc. on June 9, 2011, to include the historical financial statements of Cryptography Research, Inc. (“CRI”), the business acquired, and the unaudited pro forma financial information required pursuant to Article 11 of Regulation S-X.

Item 9.01 – Financial Statements and Exhibits.

            (a) Financial Statements of Business Acquired.

The audited financial statements of CRI as of and for the year ended December 31, 2010 and the unaudited interim financial statements of CRI as of March 31, 2011 and December 31, 2010 and for the three months ended March 31, 2011 and 2010 are filed as Exhibit 99.1 to this amendment and incorporated in their entirety herein by reference.

(b) Pro Forma Financial Information.

The pro forma financial information as of and for the three months ended March 31, 2011 and for the year ended December 31, 2010 is furnished as Exhibit 99.2 and incorporated in its entirety herein by reference.

(c)  Exhibits.

23.1	Consent of Independent Accountants of Cryptography Research, Inc.
99.1
Audited financial statements of Cryptography Research, Inc. as of and for the year ended December 31, 2010 and the unaudited interim financial statements of Cryptography Research, Inc. as of March 31, 2011 and December 31, 2010 and for the three months ended March 31, 2011 and 2010.

99.2	Unaudited pro forma condensed combined financial statements as of March 31, 2011 and the three months ended March 31, 2011 and for the year ended December 31, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 5, 2011	Rambus Inc.

/s/ Satish Rishi
Satish Rishi, Senior Vice President, Finance and Chief Financial Officer

Exhibit Index

Exhibit Number	Exhibit Title

23.1	Consent of Independent Accountants of Cryptography Research, Inc.
99.1
Audited financial statements of Cryptography Research, Inc. as of and for the year ended December 31, 2010 and the unaudited interim financial statements of Cryptography Research, Inc. as of March 31, 2011 and December 31, 2010 and for the three months ended March 31, 2011 and 2010.

99.2	Unaudited pro forma condensed combined financial statements as of March 31, 2011 and the three months ended March 31, 2011 and for the year ended December 31, 2010.